                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned director of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, Sigurd Ueland, Jr. and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to the offering by Honeywell Inc. of its securities in an aggregate amount not to exceed $600 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed on the 15th day of April, 1997, by the following director.

                                                   /s/ M.R. BONSIGNORE

                                          --------------------------------------
                                                     M.R. Bonsignore

                             /s/ A.J. BACIOCCO, JR.
                  -------------------------------------------
                               A.J. Baciocco, Jr.

                                /s/ E.E. BAILEY
                  -------------------------------------------
                                  E.E. Bailey

                              /s/ E.H. CLARK, JR.
                  -------------------------------------------
                                E.H. Clark, Jr.

                               /s/ W.H. DONALDSON
                  -------------------------------------------
                                 W.H. Donaldson

                               /s/ R.D. FULLERTON
                  -------------------------------------------
                                 R.D. Fullerton

                                /s/ J.J. HOWARD
                  -------------------------------------------
                                  J.J. Howard

                                /s/ B.E. KARATZ
                  -------------------------------------------
                                  B.E. Karatz

                                 /s/ A.B. RAND
                  -------------------------------------------
                                   A.B. Rand

                               /s/ S.G. ROTHMEIER
                  -------------------------------------------
                                 S.G. Rothmeier

                                /s/ M.W. WRIGHT
                  -------------------------------------------
                                  M.W. Wright

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned officer of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, Sigurd Ueland, Jr. and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to the offering by Honeywell Inc. of its securities in an aggregate amount not to exceed $600 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed on the 15th day of April, 1997, by the following officer.

                                                  /s/ L.W. STRANGHOENER

                                          --------------------------------------
                                                    L.W. Stranghoener

                               /s/ P.M. PALAZZARI
                  -------------------------------------------
                                 P.M. Palazzari

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned hereby constitutes and appoints each of Edward D. Grayson and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in his capacity as Authorized Representative in the United States for Honeywell Finance B.V., to sign one or more Registration Statements on Form S-3, relating to the offering by Honeywell Finance B.V. of its securities, in an aggregate amount not to exceed USD600 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, and to file the same with such state commissions in the United States and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned on the 15th day of August, 1997.

                                                   /s/ M.R. BONSIGNORE

                                          --------------------------------------
                                                     M.R. Bonsignore

                                             AUTHORIZED REPRESENTATIVE IN THE
                                           UNITED STATES FOR HONEYWELL FINANCE
                                                           B.V.

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned director of Honeywell Finance B.V., a Netherlands corporation, constitutes and appoints each of Edward
D. Grayson and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 relating to the offering by Honeywell Finance B.V. of its securities in an aggregate amount not to exceed $600 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such commissions in the states of the United States or in the Netherlands, and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed on the 18th day of August, 1997, by the following director.

                                                     /s/ K.M. GIBSON

                                          --------------------------------------
                                                       K.M. Gibson

                                 /s/ L. HIELEMA
                  -------------------------------------------
                                   L. Hielema

                                  /s/ W. LOOSE
                  -------------------------------------------
                                    W. Loose

                               /s/ A. VANDENPLAS
                  -------------------------------------------
                                 A. Vandenplas

                              /s/ G.G.M. SCHREURS
                  -------------------------------------------
                                G.G.M. Schreurs

                                 /s/ J.H. ZRUST
                  -------------------------------------------
                                   J.H. Zrust

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned hereby constitutes and appoints each of Edward D. Grayson and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in his capacity as Authorized Representative in the United States for Honeywell Canada Limited/ Honeywell Canada Limitee, to sign one or more Registration Statements on Form S-3, relating to the offering by Honeywell Canada Limited/Honeywell Canada Limitee of its securities, in an aggregate amount not to exceed USD600 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, and to file the same with such state commissions in the United States and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned on the 18th day of August, 1997.

                                                   /s/ M.R. BONSIGNORE

                                          --------------------------------------
                                                     M.R. Bonsignore

                                                AUTHORIZED REPRESENTATIVE
                                                 IN THE UNITED STATES FOR
                                             HONEYWELL CANADA LIMITED/LIMITEE